UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

WELLESLEY BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35352	45-3219901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

40 Central Street, Wellesley, Massachusetts, 02482

(Address of principal executive offices) (Zip Code)

(781) 235-2550

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WEBK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   On May 22, 2019, the stockholders of Wellesley Bancorp, Inc. (the “Company”) elected James J. Malerba to the Board of Directors of the Company. Mr. Malerba is expected to serve on the Company’s Audit, Security, and Risk Committees. As an independent director, Mr. Malerba will receive the customary fees and benefits for his service on the Company’s Board of Directors, the Bank’s Board of Directors and the Committees thereof.

There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Malerba had or will have a direct or indirect material interest.

A copy of the press release announcing Mr. Malerba’s election to the Board of Directors is included as Exhibit 99.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of the Company was held on May 22, 2019. The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	FOR	WITHHELD	BROKER NON-VOTES
Simon R. Gerlin	1,221,859	2,860	865,323
James J. Malerba	1,210,966	13,753	865,323
Leslie B. Shea	1,221,619	3,100	865,323

2.	The shareholders voted in favor of the non-binding resolution to approve the compensation of the named executive officers by the following vote:

FOR	AGAINST	ABSTAIN
1,168,198	27,194	29,327

There were 865,323 broker non-votes on the proposal.

3.	The shareholders voted in favor of a two year frequency of the advisory vote on the compensation of the Company’s named executive officers by the following vote:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
237,014	906,947	60,553	20,204

There were 865,323 broker non-votes on the proposal.

4.	The appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
2,076,353	11,478	2,211

There were no broker non-votes on the proposal.

Item 8.01	Other Events

On May 22, 2019, the Board of Directors of the Company declared a cash dividend on the Company’s outstanding shares of stock. The dividend of $0.06 per share will be paid on or about June 19, 2019, to stockholders of record as of the close of business on June 5, 2019.

A copy of the press release announcing the cash dividend is included as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description
99.1	Press Release dated May 23, 2019
99.2	Press Release dated May 23, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLESLEY BANCORP, INC.

Date: May 23, 2019	By:	/s/ Thomas J. Fontaine
Thomas J. Fontaine
President and Chief Executive Officer